Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Francie Nagy, Investor Relations (212) 515-4625

GateHouse Media to Acquire 9 Publications in Northeastern Ohio and Central Illinois

Fairport, New York. March 13, 2007 – GateHouse Media, Inc. (NYSE: GHS) announced today that it has signed a definitive stock and asset purchase agreement to acquire 9 publications from The Copley Press, Inc. (“Copley”), for a net purchase price, including working capital adjustments, of $380 million. The transaction is expected to close on or before the end of April and is subject to regulatory approval and customary closing conditions.

The 9 publications are comprised of 7 daily and 2 weekly newspapers organized in 3 clusters around Springfield, IL, Peoria, IL and Canton, OH. The total combined daily circulation of these papers is 241,060. The 2 weekly newspapers have a combined circulation of 34,918.

“We are delighted to add these superb publications to the GateHouse Media organization. These businesses and their employees are a wonderful addition to our company, and we look forward to continuing the outstanding stewardship of Copley Press,” said Michael E. Reed, GateHouse Media’s CEO. “These newspapers are dominant local news providers in the markets they serve, with a rich tradition of journalistic excellence and local advertising reach, and therefore fit perfectly into the business strategy of GateHouse Media. We are excited about this opportunity to continue to accretively deploy capital in the local media sector.”

GateHouse Media, Inc., headquartered in Fairport, New York, is one of the largest publishers of locally based print and online media in the United States as measured by number of daily publications. GateHouse Media currently owns over 445 community publications, including 7 white and yellow page directory publications located in 18 states across the country, and more than 235 related websites reaching approximately 9 million people on a weekly basis. GateHouse Media is traded on the New York Stock Exchange under the symbol “GHS.”

Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to various risks and uncertainties, including without limitation, statements relating to the Company’s growth and potential and ability to timely meet the conditions necessary to close this transaction. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “would,” “project,” “predict,” “continue” or other similar words or expressions. Forward looking statements are based on certain assumptions or estimates, discuss future expectations, describe future plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although we believe that the expectations reflected in such forward looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, our limited operating history on a combined basis, our ability to generate sufficient cash flow to cover required interest, long-term obligations and dividends, the effect of our indebtedness and long-term obligations on our liquidity, our ability to effectively manage our growth, unforeseen costs associated with the acquisition of new properties, our ability to find suitably priced acquisitions, our ability to integrate acquired assets and businesses, any increases in the price or reduction in the availability of newsprint, seasonal and other fluctuations affecting our revenues and operating results, any declines in circulation, our ability to obtain additional capital on terms acceptable to us, our vulnerability to economic downturns, regulatory changes or acts of nature in certain geographic areas, increases in competition for skilled personnel, departure of our key officers, increases in market interest rates, the cost and difficulty of complying with increasing and evolving regulation, and other risks detailed from time to time in GateHouse’s SEC reports, including but not limited to its Annual Report on Form 10-K filed with the SEC on March 13, 2007 under Commission File Number 001-33091. When considering forward- looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management’s views as of the date of this press release and/or the associated earnings conference call. The factors discussed above and the other factors noted in our SEC filings could cause our actual results to differ significantly from those contained in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and we expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.